UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2010

WINDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32422	20-0792300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)

(501) 748-7000

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 19, 2010 (the “Closing Date”), Windstream Corporation (the “Company”) announced that it had completed its previously announced private offering of its 8.125% Senior Notes due 2018 (the “Notes”). In connection with the issuance of the Notes, the Company entered into an Indenture, dated as of the Closing Date (the “Indenture”), among the Company, certain subsidiaries of the Company named therein, as guarantors (the “Guarantors”), and U.S. Bank National Association, as Trustee, and a Registration Rights Agreement, dated as of the Closing Date (the “Registration Rights Agreement”), among the Company, the Guarantors, and Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., and Goldman, Sachs & Co., as representatives of the several initial purchasers of the Notes (the “Initial Purchasers”). The Notes were offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. A copy of the press release announcing the completion of the offering of the Notes is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Indenture

Pursuant to the Indenture, the Company issued and sold to the Initial Purchasers $400 million aggregate principal amount of the Notes. The terms of the Indenture provide that, among other things, the Notes are senior unsecured obligations of the Company and will rank equally with the Company’s unsecured unsubordinated debt, senior to any of the Company’s subordinated debt, and will effectively be subordinated to the Company’s secured debt, including indebtedness under the Company’s Amended and Restated Credit Agreement, to the extent of the assets securing such debt. The Company’s obligations under the Notes are jointly and severally guaranteed by all of the Company’s domestic subsidiaries that guarantee the borrowings under the Amended and Restated Credit Agreement.

Interest on the Notes accrues at a rate of 8.125% per annum. Interest on the Notes is payable semiannually in arrears on March 1 and September 1 of each year, commencing on March 1, 2011. The Company will make each interest payment to the holders of record of the Notes on the immediately preceding February 15 and August 15.

Optional Redemption. At any time prior to September 1, 2014, the Company may redeem all or part of the Notes upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to the sum of (i) 100% of the principal amount thereof, plus (ii) a make-whole premium as of the date of redemption, plus (iii) accrued and unpaid interest and additional interest, if any, thereon, to the date of redemption. In addition, the Company may redeem some or all of the Notes on or after September 1, 2014, at redemption prices set forth in the Indenture, together with accrued and unpaid interest. At any time prior to September 1, 2013, the Company may use the proceeds of certain equity offerings to redeem up to 35% of the aggregate principal amount of the Notes, including any permitted additional Notes, at a redemption price equal to 108.125% of the principal amount.

Repurchase upon Change of Control. Upon the occurrence of a change in control triggering event (as defined in the Indenture), each holder of the Notes may require the Company to repurchase all or a portion of the Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

Other Covenants. The Indenture contains covenants that limit, among other things, the Company’s and certain of its subsidiaries’ ability to (1) incur additional debt and issue preferred stock, (2) make certain restricted payments, (3) consummate specified asset sales, (4) enter into transactions with affiliates, (5) create liens, (6) declare or pay any dividend or make any other distributions, (7) make certain investments, and (8) merge or consolidate with another person.

Events of Default. The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include non-payment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes to be due and payable.

Use of Proceeds. The Company expects to use the net proceeds of the offering to repay the $300 million of outstanding indebtedness under its revolving credit facility as of June 30, 2010, and for general corporate purposes.

The foregoing description of the Indenture and the Notes is qualified in its entirety by reference to the full text of the Indenture and the Notes, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Registration Rights Agreement

In connection with the offering of the Notes, the Company has agreed, pursuant to the Registration Rights Agreement, to file a registration statement (the “Exchange Offer Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) with respect to a registered offer (the “Registered Exchange Offer”) to exchange the Notes for new notes of the Company (the “Exchange Notes”) having terms substantially identical in all material respects to the Notes within 120 days of the Closing Date, and to use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC, within 180 days of the Closing Date. The Exchange Notes will generally be freely transferable under the Securities Act.

In addition, the Company has agreed under certain circumstances to file one or more shelf registration statements to cover resales of the Notes. In the event that (i) applicable interpretations of the staff of the SEC do not permit the Company to effect a Registered Exchange Offer, (ii) for any other reason the Registered Exchange Offer is not consummated within 210 days of the Closing Date, (iii) an Initial Purchaser notifies the Company following consummation of the Registered Exchange Offer that Notes held by such Initial Purchaser are not eligible to be exchanged for the Exchange Notes in the Registered Exchange Offer, or (iv) certain holders of the Notes are not permitted to participate in the Registered Exchange Offer or do not receive fully tradable Exchange Notes pursuant to the Registered Exchange Offer, the Company will, at its cost, (a) promptly file and use its commercially reasonable efforts to cause to become effective no later than 210 days after the Closing Date a shelf registration statement with the SEC covering resales of the Notes and (b) use its commercially reasonable efforts to keep the shelf registration statement continuously effective for a period of two years after its effective date (subject to certain exceptions).

If the Company fails to satisfy these obligations and its other obligations as set forth in the Registration Rights Agreement, the Company will be required to pay additional interest to the holders of the Notes. The Company agrees that if: (i) it does not file an Exchange Offer Registration Statement with respect to the Notes with the SEC on or prior to the 120th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 180th calendar day following the Closing Date, or (iii) the Exchange Offer is not consummated or a shelf registration statement is not declared effective, in each case on or prior to the 210th day following the Closing Date, (any event described in (i) through (iii) being referred to individually as a “Registration Default”), then the Company will pay additional cash interest on the Notes. The rate of the additional interest will be 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum. The Company will pay such additional interest on regular interest payment dates. Such additional interest will be in addition to any other interest payable from time to time with respect to the Notes and the Exchange Notes.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.3 and incorporated herein by reference.

Certain of the Initial Purchasers and their affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Company and its affiliates. They have received customary fees and commissions for these transactions. Each of the Initial Purchasers or its affiliates acts as a lender under our credit facilities. In addition, Citibank N.A. acts as a co-documentation agent under our senior secured credit facilities.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated above include, among others: further adverse changes in economic conditions in the markets served by Windstream; the extent, timing and overall effects of competition in the communications business; continued voice line loss; the impact of new, emerging or competing technologies; the adoption of intercarrier compensation and/or universal service reform proposals by the Federal Communications Commission or Congress that results in a significant loss of revenue to Windstream; the risks associated with the integration of acquired businesses or the ability to realize anticipated synergies, cost savings and growth opportunities; for Windstream’s competitive local exchange carrier operations, adverse effects on the availability, quality of service and price of facilities and services provided by other incumbent local exchange carriers on which Windstream’s competitive local exchange carrier services depend; the availability and cost of financing in the corporate debt markets; the potential for adverse changes in the ratings given to Windstream’s debt securities by nationally accredited ratings organizations; the effects of federal and state legislation, and rules and regulations governing the communications industry; material changes in the communications industry that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; unexpected results of litigation; unexpected rulings by state public service commissions in proceedings regarding universal service funds, inter carrier compensation or other matters that could reduce revenues or increase expenses; the effects of work stoppages; the impact of equipment failure, natural disasters or terrorist acts; earnings on pension plan investments significantly below Windstream’s expected long term rate of return for plan assets; changes in federal, state and local tax laws and rates; and those additional factors under the caption “Risk Factors” in Windstream’s Form 10-K for the year ended Dec. 31, 2009, and in subsequent filings with the Securities and Exchange Commission. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream’s actual results to differ materially from those contemplated in the forward-looking statements contained in this Current Report on Form 8-K should be considered in connection with information regarding risks and uncertainties that may affect Windstream’s future results included in Windstream’s filings with the Securities and Exchange Commission at www.sec.gov.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of July 19, 2010, among Windstream Corporation, certain subsidiaries of Windstream Corporation as guarantors thereto, and U.S. Bank National Association, as trustee.

4.2	Form of 8.125% Senior Note due 2018 (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated as of July 19, 2010, among Windstream Corporation, certain subsidiaries of Windstream Corporation as guarantors thereto, and Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., and Goldman, Sachs & Co., as representatives of the several initial purchasers.

99.1	Press Release dated July 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINDSTREAM CORPORATION

By:	/S/ JOHN P. FLETCHER
Name:	John P. Fletcher
Title:	Executive Vice President and General Counsel

July 21, 2010

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of July 19, 2010, among Windstream Corporation, certain subsidiaries of Windstream Corporation as guarantors thereto, and U.S. Bank National Association, as trustee.

4.2	Form of 8.125% Senior Note due 2018 (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated as of July 19, 2010, among Windstream Corporation, certain subsidiaries of Windstream Corporation as guarantors thereto, and Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., and Goldman, Sachs & Co., as representatives of the several initial purchasers.

99.1	Press Release dated July 19, 2010.